UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2008
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

111 N. Sepulveda Blvd., Suite 250
Manhattan Beach, CA		90266
(Address of principal executive offices)		(Zip Code)

(310) 937-1511
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 20, 2008, Doral Energy Corp. (the “Company”) issued 250,050 shares of the Company’s common stock at a price of $0.50 per share for total proceeds of $125,025. This private placement was completed pursuant to the provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). Each investor represented that they were an “accredited investor” as defined under Rule 501 of the Securities Act. The issuance represented the initial tranche of the Company’s private placement offering of up to 4,500,000 shares at a price of $0.50 per share initially approved on May 20, 2008, and as amended on September 12, 2008, by the Company’s Board of Directors. There is no assurance that the Company will sell any further shares under this offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: November 24, 2008
	By:	/s/ Paul C. Kirkitelos

PAUL C. KIRKITELOS
Chief Executive Officer, Chief Financial
Officer, President, Secretary and Treasurer